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                     SUBORDINATION AGREEMENT AND ASSIGNMENT

         In order to induce THE BANK OF NEW YORK (hereinafter called the "Bank") at its discretion, to extend or to continue to extend financial accommodations from time to time to AMPLACO GROUP, INC., a New York corporation (hereinafter called the "Borrower") or to the aggregate principal amount or $1,000,000 outstanding at any time, plus interest accrued thereon, fees in respect thereof, and costs and expenses of the Bank in respect thereof, with such maturity or maturities, to bear such rate or rates of interest, to be unsecured or to be secured by such collateral security, and to contain such other terms and provisions as may be agreed by such collateral security, and to contain such other terms and provisions as may be agreed upon between the Bank and the Borrower (all such credit and extensions thereof and all other indebtedness, liabilities and obligations of every kind and nature of the Borrower to the Bank, whether joint, several, or joint and several, direct or indirect or acquired by assignment or otherwise, absolute or contingent, secured or unsecured, now or hereafter existing or incurred, due or to become due, including any indebtedness, liability or obligation arising after payment in full or any prior indebtedness of the Borrower, together with all extensions, renewals or modifications thereof, up to the aggregate principal amount of $1,000,000.00 outstanding at any time, plus interest accrued thereon, fees in respect thereof, and costs and expenses of the Bank in respect thereof, all of which being hereinafter collectively referred to as the "Superior Indebtedness"), the undersigned, to whom the Borrower is indebted, (hereinafter called the "Creditor" whether one or more creditors executes this instrument) hereby warrants and represents to and agrees with the Bank as follows:

         As of the date hereof, the Borrower was indebted to the Creditor in the amount of $850,000.00, represented by the following instruments or agreements:

         Secured Promissory Note dated as of September 30, 1997 made by Amplaco Group, Inc. to Koszegt Industries, Inc. in the principal sum of $850,000.00 (the "Subordinated Note").

         None of the above is subject to any counter claim, defense or offset of any kind, and no part thereof has previously been assigned, encumbered or disposed of by Creditor.

         The Creditor hereby subordinates the payment of the principal and interest on all indebtedness, liabilities and obligations of every nature of the Borrower to the Creditor, whether now existing or hereafter created, with all extensions and renewals thereof or of any part thereof (all such indebtedness, liabilities, and obligations whether now existing or hereafter created, being hereinafter collectively referred to as the "Subordinated Indebtedness"), to the prior payment of the principal and interest on the Superior Indebtedness. Notwithstanding the foregoing, Borrower may make, and Credit may receive, only regularly scheduled mandatory payments of principal of and interest on the Subordinated Indebtedness under the Subordinated Note when the same shall be due and payable as long as (i) no amount in respect of Superior Indebtedness (whether principal interest, fees, commissions or otherwise) shall be due and payable (whether a regularly scheduled payment at stated maturity upon demand, acceleration or otherwise) and (ii) there has occurred no default in respect of any Superior Indebtedness which default shall be continuing ("Permitted Subordinated Debt Payments").


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         In order to bring about and accomplish the intent and purpose of this
Subordinated Agreement and Assignment (hereinafter referred to as the "Agreement") the Creditor hereby grants to the Bank a security interest in and irrevocably assigns to the Bank all the Creditors' right, title and interest in and to the Subordinated Indebtedness and any collateral security at any time held therefor, and at the Bank's request will assign over and deliver to it any and all writings (endorsed without recourse in the case of negotiable instruments) evidencing such Subordinated Indebtedness, or will cause any and all writings to indicate by a notation thereon that they are subject to this Agreement. If any Subordinated Indebtedness is not evidenced by a negotiable instrument, the Creditor hereby agrees, upon request, to obtain a writing from the Borrower evidencing such Subordinated Indebtedness, and to assign over and deliver such writing to the Bank or to make such notation as the Bank shall direct. The Creditor further agrees that if the Borrower shall at any time hereafter become otherwise indebted to the Creditor directly, contingently or otherwise, the Creditor will, if requested, require such indebtedness to be evidenced by a writing signed by the Borrower which the Creditor will immediately assign over to and deliver to the Bank (endorsed without recourse in the case of a negotiable instrument) or at the Bank's request, in the alternative, will cause any such writing to indicate that it is subject to this Agreement.

         In furtherance of the foregoing, the Creditor hereby grants to the Bank irrevocable authority in the name, place and stead of the Creditor or in the Bank's name but for its use, at any time or times after any default in the payment of any amounts due on account of the Superior Indebtedness, in the Bank's absolute discretion to demand, collect, compromise, file proofs or claim with respect to, receive (by way of dividends or otherwise) and take any and all legal proceedings for the recovery of any and all moneys due or to become due on account or the Subordinated Indebtedness, and to vote, give consents and take any other action with respect thereto). Any and all moneys collected, received and retained by the Bank after first deducting the expenses hereinafter authorized, shall be applied on account of the principal and interest then outstanding on the Superior Indebtedness provided, however, that upon the payment to the Bank of moneys collected, received and retained on account of Subordinated Indebtedness and on account of Superior Indebtedness aggregating an amount equivalent to all Superior Indebtedness, including both principal, interest and the expenses hereinafter authorized, the Bank shall pay over to the Creditor the excess, if any, of all moneys so received, collected and retained on the Subordinated Indebtedness and on the Superior Indebtedness which is still unpaid, and deliver to the Creditor any and all writings, without any warranties of any nature or type whatsoever with respect thereto (endorsed to the Creditor without recourse in the case of negotiable instruments) evidencing such Subordinated Indebtedness and Superior Indebtedness which is still unpaid, and deliver to the Creditor any and all writings, without any warranties of any nature or type whatsoever with respect thereto (endorsed to the Creditor without recourse in the case of negotiable instruments) evidencing such Subordinated Indebtedness and Superior Indebtedness. If the Bank receives oral or written notice of any claim or demand, whether reasonable or unreasonable, adverse to the rights or interests, as hereinabove set forth, of the Creditor in and to the Subordinated Indebtedness, or any moneys held by the Bank in respect thereof, the Bank shall be entitled to retain any and all such moneys, and writings evidencing such Subordinated Indebtedness and Superior Indebtedness without incurring any liability or debt to the Creditors, until the adjudication or final settlement of the rights of such claimant, and the Creditor hereby agrees to pay to the Bank on demand, all expenses of every kind, including reasonable counsel fees, which the Bank may incur in enforcing any of its rights hereunder.

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         The Creditor further agrees that so long as any Superior Indebtedness remains unpaid, the Creditor will not accept any payment on account of, or any collateral security for any Subordinated Indebtedness, other than Permitted Subordinated Debt Payments, whether from the Borrower or any other person liable with respect to the Subordinated Indebtedness. In the event that the Borrower or any other person liable with respect to the Subordinated Indebtedness shall offer any payment, other than Permitted Subordinated Debt Payments, on account of, or any collateral security for, any Subordinated Indebtedness, the Creditor will direct that the same be made or delivered to the Bank, and if any moneys and/or collateral security, other than Permitted Subordinated Debt Payments, shall come into the hands of the Creditor on account of any Subordinated Indebtedness from any source whatsoever, the Creditor will receive the same solely as the Bank's agent and will immediately turn the same, in the form received, except for the endorsement of the Creditor when appropriate, over to the Bank for application on account of the Superior Indebtedness, and that until so delivered, the Creditor will hold the same in trust as the Bank's property. If the Creditor shall fail or refuse to endorse any writing for the payment of money, other than Permitted Subordinated Debt Payments, payable to the Creditor or to the order of the Creditor, which has been delivered to the Bank, the Bank is hereby irrevocably constituted and appointed attorney-in-fact for the Creditor with full power to make such endorsement.

         If requested by the Bank, the Creditor shall (a) make notations on the books of the Creditor beside all accounts or on other statements evidencing or recording any Subordinated Indebtedness to the effect that such Subordinated Indebtedness is subject to the provisions of this Agreement, (b) give the Bank upon request from time to time, full and free access to the Creditors' books pertaining to such accounts, with the right to make copies thereof, and (c) furnish the Bank upon request from time to time, a statement of the account between the Creditor and the Borrower.

         Creditor hereby consents to the granting by Borrower to the Bank of security interests in all fixtures and personal property of the Borrower now owned or hereafter acquired and wherever located, and all proceeds (collectively, the "Collateral") as security for the payment of the Superior Indebtedness. The Bank's security interest in the Collateral, to the extent perfected and enforceable, shall be deemed to have a priority senior to any security interest of the Creditor in such Collateral. The Bank's priority in respect of the Collateral shall be irrespective of the time, order or method of attachment or perfection of security interests, or the time or order of the filing of financing statements, or the giving of or failure to give notice of purchase money security interests.

         Until such time as all Superior Indebtedness shall have been paid in full and the Bank's obligations to advance other sums to Borrower shall have been terminated, the Creditor agrees that it will not commence or continue any default foreclosure or liquidation proceedings or remedies in respect of any of the Collateral. In the event any Collateral, or any collections or other proceeds thereof, shall be received by the Creditor at any time or for any reasons, such Collateral and proceeds shall be held in trust for the benefit of, and promptly remitted to, the Bank, so long as there shall be any outstanding Superior Indebtedness.

         The Creditor authorizes the Bank to file, without the signature of the Creditor or the Borrower, a financing statement and any amendments thereto, with respect to any Subordinated

                                        -3-

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Indebtedness if the Bank deems such a filing is advisable to protect the rights granted to it hereunder.

         This Agreement is a continuing agreement and, unless the Bank shall have specifically consented in writin to its revocation, shall remain in full force in all respects whether or not the Borrower shall at any time be indebted to the Bank. If after the payment of both prinicpal and interest on all Superior Indebtedness and any expenses hereinafter authorized and provided for, the Borrower shall thereafter become liable to the Bank on account of any new Superior Indebtedness, this Agreement shall thereupon be applicable in all respects to any such new Superior Indebtedness without the necessity of any further action, notice, understanding or writing by, between or among the Bank, the Creditor and/or the Borrower.

         If the Creditor receives any payment on account of or any collateral security for any Subordinated Indebtedness at a time when there is no outstanding Superior Indebtedness, the Creditor shall immediately notify the Bank in writing of the receipt thereof. If the Creditor fails to notify the Bank, and a new Superior Indebtedness is thereafter created, and if the Borrower defaults with respect to the payment of such new Superior Indebtedness, in addition to and not in limitation of any other rights or remedies available to the Bank hereunder, the Bank shall have the right to receive and the Creditor will immediately pay to the Bank an amount equal to any such payment or the value of any such security received by the Creditor and not reported to the Bank.

         With or without notice to or further asset from the Creditor, the Bank may at any time or times, in its absolute discretion, either prior to or after any default on the part of the Borrower with respect to either the Subordinated Indebtedness or the Superior Indebtedness, (i) extend, renew or change, refuse to extend, renew or change any of the Superior Indebtedness, waive any default, modify, rescind or waive any provision of any related agreement or collateral undertaking including, but not by way of limitation, any provision relating to acceleration of maturity, (ii) fail to set off any deposit balances or any part thereof on its books in favor of the Borrower and release the same,
(iii) release, exchange, fail to resort to, or realize upon, or apply, any collateral security or any part thereof held by or available to it for the Superior Indebtedness, and (iv) generally deal with the Borrower in such manner as the Bank may see fit, all without impairing or affecting its rights and remedies under this Agreement. The Creditor hereby waives any and all notice of the receipt and acceptance of this Agreement by the Bank and of the creation, renewal, extension or accrual of any of the Superior Indebtedness, present or future, in whole or in part by the Bank or of the reliance by the Bank on this Agreement at any time or times, and further waives notice of any default at any time on the part of the Borrower. The Creditor waives any right to interpose any defense, counterclaim or offset with respects to the Superior Indebtedness or the Subordinated Indebtedness.

         The Creator agrees to pay to the Bank on demand all expense of every kind, including reasonable counsel fees, which it may incur in enforcing its rights hereunder.

         If this Agreement is executed by more than one Creditor, the liability and obligations of the Creditors hereunder shall be joint and several.

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         Any notice to the Bank shall be effective only if directed to and received by it at the office making the loan or Superior Indebtedness to the Borrower.

         The Creditor waives trial by jury, and the right to interpose any defense, counterclaim or offset of any nature or description in any litigation arising out of or in any way connected with the Subordinated Indebtedness of this Agreement, and agrees that the venue of any such litigation shall be the county in which is located the Bank's office making the loan or Superior Indebtedness to the Borrower.

         No delay on the Bank's part in exercising any right or rights hereunder or in failing to exercise the same shall operate as a waiver of such right or rights; and no notice to or demand on the Borrower or the Creditor shall be deemed a waiver of the Bank's right to take further action without notice or demand; nor in any event shall any modification, alteration or waiver of any of the provisions hereof be effective unless in writing and signed for or on behalf of the Bank and then only in the specific instance for which given.

         This Agreement shall be deemed to be a contract made in the State of New York and entered into under and pursuant to the laws of said State and shall be governed, construed and enforced and all rights and obligations hereunder shall be determined in accordance with the laws of the said State.

         This Agreement may be executed in one or more counterparts and copies of this Agreement delivered by facsimile transmission shall be enforceable as originals.

         IN WITNESS WHEREOF, this Agreement has been executed by the creditor on this 30 day of September, 1997.

                       Name of Creditor:      KOSZEGI INDUSTRIES, INC.

                       Address of Creditor:   702 South Chapin Street
                                              South Bend, Indiana

                       Signature of Creditor:
                                              --------------------------

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